Execution Version

AMENDMENT NO.5
TO
AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
DCP MIDSTREAM GP, LLC
This Amendment No. 5 to the Amended and Restated Limited Liability Company Agreement (this “Amendment”) of DCP Midstream GP, LLC (the “Company”), dated as of December 8, 2022, is hereby adopted, executed and agreed to by DCP Midstream, LLC (formerly Duke Energy Field Services, LLC), a Delaware limited liability company, as the sole member (“Sole Member”) of the Company.
RECITALS
A. Reference is made to that certain Amended and Restated Limited Liability Company Agreement of the Company, dated as of December 7, 2005, as amended by Amendment No. 1 dated as of January 20, 2009, Amendment No. 2 dated as of February 14, 2013, Amendment No. 3 dated as of November 6, 2013 and Amendment No. 4 dated as of December 30, 2016 (as so amended, the “LLC Agreement”).
B. The Sole Member desires to amend the LLC Agreement in accordance with the terms of this Amendment.
FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Sole Member hereby agrees as follows:
1.Section 6.02(a) of the LLC Agreement is hereby amended and restated in its entirety as follows:
“(a)    Generally. The Board of Directors shall be appointed by DEFS and the Chairman of the Board of Directors shall be designated by DEFS. The Board of Directors shall consist of eight Directors or such other number of Directors as DEFS may determine from time to time. The Board of Directors shall include not less than three Independent Directors; provided, that, if at any time the Board of Directors does not include at least three Independent Directors, the Board of Directors shall still have all powers and authority granted to it hereunder, but DEFS shall endeavor to appoint one or more additional Independent Directors as necessary to cause the Board of Directors to have at least three Independent Directors. For the purposes of this Agreement, an “Independent Director” shall be a natural person who meets the independence, qualification and experience requirements of the New York Stock Exchange, the independence, qualification and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934 (or any successor Law), the rules and regulations of the SEC and other applicable Law.”
2.Section 6.02(b) of the LLC Agreement is hereby amended and restated in its entirety as follows:
“(b)     Term; Resignation; Vacancies; Removal. Each Director shall hold office until his or her successor is appointed and qualified or until his or her earlier resignation or removal. Any Director may resign at any time upon written notice to the Board or DEFS. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Vacancies and newly created directorships resulting from any increase in the authorized number of Directors or from any other cause shall be filled by DEFS. Any Director may be removed, with or without cause, by DEFS at any time, and any vacancy in the Board caused by any such removal shall be filled by DEFS.”
3.Section 6.02(c) of the LLC Agreement is hereby amended and restated in its entirety as follows:
“(c)    Voting; Quorum. Unless otherwise required by the Delaware Act, other Law or the provisions of this Agreement, (i) each member of the Board of Directors shall have one vote, (ii) the presence at a meeting of a majority of the members of the Board of Directors shall constitute a quorum at such meeting for the transaction of business and (iii) the affirmative vote of a majority of the members of the Board of Directors present at a meeting duly called in accordance with Section 6.02(d) at which a quorum is present shall be deemed to constitute an act of the Board of Directors.”
4.Section 6.02(d) of the LLC Agreement is hereby amended by deleting the phrase “and with the class designations” appearing in the fifth sentence thereof.
5.Section 6.02(e)(i) of the LLC Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:
“In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member; provided, however, that any such replacement member of the Audit Committee or the Conflicts Committee must meet the standards for an Independent Director.”
6.Section 6.03(b) of the LLC Agreement is hereby amended by deleting the phrase “(unless the Board of Directors provides otherwise)” appearing in the first sentence thereof.
7.Attachment I to the LLC Agreement is hereby amended by deleting the defined terms “Class A Directors” and “Class B Directors” and by amending and restating the following defined terms in their entirety as follows:
“DEFS LLC Agreement – means the Third Amended and Restated Limited Liability Company Agreement of DCP Midstream, LLC, dated as of August 17, 2022, as amended or restated from time to time.”
“MLP – DCP Midstream, LP, a Delaware limited partnership.”
8.Except as modified and amended herein, which amendments shall be effective as of the date of this Amendment, the terms and provisions of the LLC Agreement shall remain in full force and effect. As of the effectiveness of this Amendment, all references in the LLC Agreement to the “Agreement” shall be deemed to mean the LLC Agreement as amended by this Amendment.
9.This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the choice of law principles thereof. This

Amendment may be signed in any number of counterparts, all of which together shall constitute a single signed original. Signatures to this Amendment transmitted by electronic mail in “portable document format” form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, shall have the same effect as physical delivery of the paper document bearing the original signature.
[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK. SIGNATURE PAGE FOLLOWS.]

As of the date first set forth above, the undersigned has caused this Amendment to be duly executed and delivered.

DCP MIDSTREAM, LLC By: Phillips Gas Company LLC, its Class A Managing Member
By: /s/ Kevin J. Mitchell
Name: Kevin J. Mitchell Title: President

Signature page to Amendment No. 5 to the
Amended and Restated Limited Liability Company Agreement of DCP Midstream GP, LLC